SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement	/ /	Confidential, for Use of the
Commission Only (as permitted by
Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

Duckwall-ALCO Stores, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

[Duckwall-ALCO Stores, Inc. letterhead]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Duckwall-ALCO Stores, Inc., a Kansas corporation (“Duckwall” or the “Company”), will be held at the principal executive offices of Duckwall located at 401 Cottage Street, Abilene, Kansas, on Tuesday, May 23, 2006, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

1.

To elect six directors to hold office for a one-year term until the 2007 Annual Meeting of the Stockholders of Duckwall and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To consider and act upon the approval of Duckwall-ALCO, Inc. Non-Qualified Stock Option Plan for Non-Management Directors;

3.	To consider and act upon ratification and approval of the selection of the accounting firm of KPMG LLP as the independent accountants of Duckwall for the fiscal year ending January 28, 2007;

4.	To consider and act upon any other matters which may properly come before the Annual Meeting of the Stockholders or any adjournments thereof.

In accordance with the provisions of the Bylaws of the Company, the Board of Directors has fixed the close of business on April 7, 2006 as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of the Stockholders and any adjournments thereof.

All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of Duckwall solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.

By Order of the Board of Directors

Charles E. Bogan
Vice President and Secretary

April 28, 2006

Abilene, Kansas

DUCKWALL-ALCO STORES, INC.

401 Cottage Street

Abilene, Kansas, 67410-2832

__________________

PROXY STATEMENT

MAILED ON APRIL 28, 2006

__________________

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2006

__________________

INTRODUCTION

This Proxy Statement is being furnished to the stockholders of Duckwall-ALCO Stores, Inc., a Kansas corporation (“Duckwall” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of Duckwall for use at the Annual Meeting of Stockholders to be held on Tuesday, May 23, 2006, and at any adjournment or adjournments thereof (the “Annual Meeting”). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the principal executive offices of the Company, located at 401 Cottage Street, Abilene, Kansas, 67410-2832.

This Proxy Statement and the enclosed form of proxy were first mailed to the Company's stockholders on or about April 28, 2006.

Proxies

You are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies previously have been revoked, be voted in accordance with the stockholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement, in favor of the approval of the Duckwall-ALCO, Inc. Non-Qualified Stock Option Plan for Non-Management Directors, and in favor of ratifying the selection of the accounting firm of KPMG LLP as Duckwall's independent accountants for the fiscal year ending January 28, 2007, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed attorneys-in-fact. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

Voting at the Meeting

For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company's common stock, par value $0.0001 per share (“Common Stock”), shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company's Common Stock as of the close of business on April 7, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, 3,788,989 shares of the Company's Common Stock were outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly to come before the Annual Meeting.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting for that purpose.

The affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, provided a quorum is present, is necessary to ratify the selection of KPMG LLP as the Company's independent accountants, to approve the Duckwall-ALCO Stores, Inc. Non-Qualified Stock Option Plan for Non-Management Directors, and approve such other matters as properly may come before the Annual Meeting or any adjournment thereof.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Solicitation of Proxies

This solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, telegram, the internet, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company's transfer agent, will be paid by the Company.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the principal executive offices of Duckwall located at 401 Cottage Street, Abilene, Kansas. The list also will be available at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of six directors. One of the purposes of this Annual Meeting is to elect six directors to serve for a one-year term expiring at the Annual Meeting of Stockholders in 2007 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. Based on the recommendation of all of the independent directors, the Board of Directors has designated Warren H. Gfeller, Dennis A. Mullin, Lolan C. Mackey, Jeffrey J. Macke, Robert L. Ring, and Dennis E. Logue as the six nominees proposed for election at the Annual Meeting.

Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of all nominees. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors, unless the authority to vote for both nominees or for the particular nominee who has ceased to be a candidate has been withheld. Each of the nominees has indicated his willingness to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable for election.

The Board of Directors recommends that you vote for the election of Warren H. Gfeller, Dennis A. Mullin, Lolan C. Mackey, Jeffrey J. Macke, Robert L. Ring, and Dennis E. Logue as directors.

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Nominees

The following table sets forth certain information with respect to each person nominated by the Board of Directors for election as a director at the Annual Meeting.

		Present
		Position
		With	Director
Name	Age	Duckwall	Since

Warren H. Gfeller (1)	53	Chairman	2003
Dennis A. Mullin (1)	58	Director	1991
Lolan C. Mackey (2)	59	Director	1998
Jeffrey J. Macke (1)(2)	37	Director	1998
Robert L. Ring (2)	63	Director	2005
Dennis E. Logue (1)	62	Director	2005

_______________

(1)	Member of Audit Committee
(2)	Member of Compensation Committee

The business experience of each person nominated by the Board of Directors for election as a director at the Annual Meeting during the last five years is as follows:

Warren H. Gfeller has been the owner of Stranger Valley Land Co., LLC, and Clayton-Hamilton Equities, LLC since 1991. He also serves as a director of Inergy Partners, LLC, Inergy Holdings LP, Zapata, Inc., and Gardner Bankshares, Inc.

Dennis A. Mullin is the President and Chief Executive Officer of Steel & Pipe Supply Co., Inc., and has served in various capacities with that company for more than the last five years. He also serves as a director of Commerce Bank, Kansas City.

Lolan C. Mackey is a partner of Diversified Retail Solutions LLC, a retail senior management advisory firm. For 25 years, Mr. Mackey was employed in various capacities by Wal-Mart Stores, Inc. From 1990 to 1994, he was Vice President of Store Planning. From 1994 to 1997, he was Vice President of International Operations.

Jeffrey J. Macke has been a partner and lead investor with JKM Investments, a San Francisco based hedge fund, since 1995. From 1993 to 1995, he was a senior consultant for Senn-Delaney/Arthur Andersen LLP.

Robert L. Ring has been a business process and strategic development consultant for more than ten years. For 32 years, Mr. Ring was employed in various capacities by The Coleman Company. From 1990 to 1994, he was President and Chief Operating Officer. He also serves as a director of Bass Pro Shops, Cobalt Boats, and Ventures Inc.

Dennis E. Logue has served as Chairman of the Board of Ledyard Bank since 2005. From 2001 to 2005, he was Dean of the Michael F. Price College of Business at the University of Oklahoma. Prior thereto, Mr. Logue held numerous business-oriented professorships, most recently at the Amos Tuck School, Dartmouth College from 1974 to 2001. He is the author or co-author of more than eighty professional papers on a wide variety of financial topics. He has authored or co-authored five books on pension plans. He also serves as a director of Waddell & Reed Financial, Inc., and Abraxas Petroleum Corp.

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Nomination Process; Stockholder Nominations

Currently, the Board does not have a Nominating Committee or other committee of the Board performing similar functions. The Board has determined that each of its members is independent under paragraph (d)(3)(iv) of Item 7 of Schedule 14A applying the definition of the term "independent director" under Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”). Because each member of the Board is independent, the Board believes a separate nominating committee is unnecessary at this time. Instead, each of the members of the Board perform the functions of a nominating committee and recommend to the Board for selection all nominees for election at shareholder meetings.

The Board members evaluate each potential nominee in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the members also consider the director's past attendance at meetings and participation in and contributions to the activities of the members. As a matter of practice when evaluating recommended nominees for directors, the Board members consider the nominee's character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the needs of the Board.

The Board members will consider and welcomes nominations from stockholders at the annual meeting of stockholders. Although the Board does not have a formal policy of considering stockholder nominations for inclusion in the Company's proxy statement sent to stockholders in connection with the election of directors, the Board anticipates using the same considerations in evaluating stockholder nominees as other nominees. The Board does not believe such a policy is necessary because it anticipates using the same considerations in evaluating other nominees.

Compensation of Directors

Non-employee directors of the Company receive compensation of $24,000 per year, payable quarterly, plus reimbursement for expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. The Chairman of the Board of Directors receives an additional $24,000 per year, payable quarterly. The chairman of the Audit Committee receives an additional $3,500 per year, payable quarterly, and Audit Committee members receive an additional $2,000 per year, payable quarterly. The chairman of the Compensation Committee receives $2,500 per year, payable quarterly, and members receive an additional $1,750 per year, paid quarterly. Board members receive $500 for each special board meeting they attend in person or by telephonic conference. On September 17, 2005, the Board of Directors awarded Warren H. Gfeller, Chairman, the sum of $75,000 as a special bonus for service rendered during his tenure as Chairman of the Board of Directors.

Meetings of the Board and Committees and Director Attendance at Stockholder Meetings

During the fiscal year ended January 29, 2006 (the “2006 Fiscal Year”), the Board of Directors held seven meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served, which were held during the 2006 Fiscal Year.

Pursuant to the Company’s Bylaws, the Board of Directors has established an Audit Committee and a Compensation Committee. There currently is no Nominating Committee, but the independent directors of the Board of Directors handle the duties of a nominating committee.

The Company’s policy is to ask directors to attend the annual meeting of stockholders, and all of the directors attended last year’s annual meeting.

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Audit Committee

The Audit Committee is governed by the Amended and Restated Audit Committee Charter (a copy of which was attached as Appendix A to the 2005 Proxy Statement filed with the Securities and Exchange Commission on April 29, 2005) approved and adopted by the Audit Committee on March 28, 2005. The Audit Committee assists the Board of Directors in fulfilling its oversight of (a) the integrity of the Company’s financial statements, financial reporting process and internal control system, (b) the Company’s compliance with legal and regulation requirements, (c) the independent auditor qualifications and independence, (d) the performance of the Company’s independent accountants, and (e) the system of internal controls, disclosure controls and procedures established by management. The Audit Committee is expected to maintain and encourage free and open communication with the independent accountants, management of the Company and the Board, and should foster adherence to the Company’s policies, procedures and practices at all levels. The audit committee is responsible for selecting, engaging and evaluating the performance of the Company’s independent accountants and for approving the scope of the engagement and the terms of their engagement letter. The Audit Committee is responsible for and has adopted a policy and procedure regarding the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. The current members of the Audit Committee are Dennis A. Mullin, Jeffrey J. Macke, Dennis E. Logue and Warren H. Gfeller. The Board of Directors has determined that each of these committee members is independent under the rules promulgated by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 and under Rule 4200(a)(15) of the NASD, and does not have a relationship with the Company which would interfere with such member’s ability to exercise independent judgment as a member of the Audit Committee. The Board has determined that Dennis A. Mullin, the Chairman of the Audit Committee, is an “audit committee financial expert” because of his experience in preparing and reviewing financial statements. He has held the position of Chief Financial Officer of several companies, and now serves as President and Chief Executive officer of Steel and Pipe Supply Co., Inc. The Audit Committee met six times during the 2006 Fiscal Year.

Compensation Committee

The Compensation Committee makes recommendations to the Board of Directors regarding the compensation and benefits of Duckwall's executive officers. The Compensation Committee also administers the Company's Incentive Stock Option Plan. The members of the Compensation Committee during the 2006 Fiscal Year were Lolan C. Mackey, Jeffrey J. Macke, and Robert L. Ring. The Compensation Committee met four times during the 2006 Fiscal Year.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

The following table sets forth for the fiscal years ending January 29, 2006, January 30, 2005, and February 1, 2004, respectively, the compensation of the Company's chief executive officer and of each of the Company's four other most highly compensated executive officers whose remuneration for the 2006 Fiscal Year was in excess of $100,000 for services to the Company in all capacities:

Summary Compensation Table

				Long Term
				Compensation
		Annual Compensation		Awards
				Securities
Name and	Fiscal			Underlying	All Other
Principal Position	Year	Salary	Bonus (1)	Options/SARs	Compensation (2)

Bruce C. Dale (3)	2006	301,528	0	100,000	40,000 (4)
President and CEO	2005	–	–	–	–
	2004	–	–	–	–

Glen L. Shank (5)	2006	99,667	0	0	200,234 (6)
President (retired)	2005	299,500	0	0	3,364 (6)
	2004	299,500	110,000	0	5,232 (8)

James E. Schoenbeck	2006	186,035	0	0	1,984 (6)
Senior Vice President-Real Estate	2005	180,800	0	0	4,447 (7)
And Human Resources	2004	175,500	50,000	0	6,315 (8)

Richard A. Mansfield (9)	2006	168,950	0	0	1,038 (6)
Vice President-Finance and Treasurer	2005	164,200	0	0	3,501 (7)
	2004	159,175	43,000	0	5,369 (7)

Tom L. Canfield, Jr.	2006	154,500	0	0	1,607 (6)
Vice President-Distribution	2005	150,500	0	0	3,956 (7)
and Administration	2004	135,500	45,000	0	5,299 (8)

Michael J. Gawin	2006	137,500	0	0	0
Vice President-Divisional Merchandise	2005	126,250	28,000	0	1,444 (7)
Manager-Softlines	2004	120,225	20,000	0	1,375 (8)

Robert E. Swartz, Jr.	2006	134,500	0	0	0
Vice President-Divisional Merchandise	2005	122,500	21,000	0	1,343 (7)
Manager-Hardlines	2004	116,000	25,000	0	1,272 (8)

(1)	Reflects bonus earned for the fiscal years ending January 29, 2006, January 30, 2005, and February 1, 2004, respectively.

(2)

Excludes perquisites and other benefits, unless the aggregate amount of such compensation equals the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(3)	Bruce C. Dale was employed by the Company effective as of March 28, 2005.

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(4)	Includes reimbursement of relocation expenses per employment agreement as amended August 23, 2005.

(5)	Glen L. Shank retired as President on March 31, 2005.

(6)

Includes premiums paid by the Company with respect to whole life insurance for each of the named individuals for the 2006 Fiscal Year in the amounts of $901 for Mr. Shank, $1,984 for Mr. Schoenbeck, $1,038 for Mr. Mansfield, and $1,607 for Mr. Canfield. Also includes severance payments by the Company for the 2006 Fiscal Year in the amount of $199,333 for Mr. Shank.

(7)

Includes contributions made by the Company for the 2005 Fiscal Year to the named individual's account in the Duckwall-ALCO Stores, Inc. Profit Sharing Plan and Trust (the “Profit Sharing Plan”) (together with forfeitures) in the amounts of $2,463 for Mr. Shank, Mr. Schoenbeck, and Mr. Mansfield, $2,349 for Mr. Canfield, $1,444 for Mr. Gawin, and $1,343 for Mr. Swartz. Also includes premiums paid by the Company with respect to whole life insurance for each of the named individuals for the 2005 Fiscal Year in the amounts of $901 for Mr. Shank, $1,984 for Mr. Schoenbeck, $1,038 for Mr. Mansfield, and $1,607 for Mr. Canfield.

(8)

Includes contributions made by the Company for the 2004 Fiscal Year to the named individual's account in the Profit Sharing Plan (together with forfeitures) in the amounts of $4,331 for Mr. Shank, Mr. Schoenbeck, and Mr. Mansfield, $3,692 for Mr. Canfield, $1,375 for Mr. Gawin, and $1,272 for Mr. Swartz. Also includes premiums paid by the Company with respect to whole life insurance for each of the named individuals for the 2004 Fiscal Year in the amounts of $901 for Mr. Shank, $1,984 for Mr. Schoenbeck, $1,038 for Mr. Mansfield, and $1,607 for Mr. Canfield.

(9)	Richard A. Mansfield was terminated as Vice President - Finance on December 9, 2005.

Option Grants Fiscal 2006

The following table sets forth information concerning one stock option grant pursuant to the 2003 Duckwall-ALCO Stores, Inc. Incentive Stock Option Plan during the 2006 Fiscal Year to one of the named executive officers.

Individual Grants
		Percent of			Potential Realizable Value
	Number of	Total Options			at Assumed Annual Rates
	Securities	Granted to	Exercise or		of Stock Price Appreciation
	Underlying	Employees in	Base Price	Expiration	for Option Term
	Options	Fiscal Year	($/Sh)	Date	5%($)	10%($)
Bruce C. Dale	100,000	90.9	18.25	March 28, 2010	862,000	999,000

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Aggregated Option Exercises in Fiscal 2006 and Fiscal Year-End Option Values

The following table sets forth information concerning stock option exercises by the named executive officers and the value of unexercised options at January 29, 2006. No stock options of any of the named executive officers were repriced.

Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

			Number of Securities		Value of Unexercised
	Shares	Value	Underlying Unexercised		In-the-Money Options at
Name	Exercised	Realized ($)	Option at FY-End (#)		FY-End ($) (1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Bruce C. Dale	0	0	0	100,000	0	734,000
Glen L. Shank	8,950	77,310	0	0	0	0
James E. Schoenbeck	3,500	54,460	0	4,500	0	58,905
Tom L. Canfield, Jr.	2,155	35,643	0	3,200	0	41,888
Michael J. Gawin	250	2,328	0	250	0	3,3980
Robert E. Swartz, Jr.	750	8,715	0	250	0	3,398
Richard A. Mansfield	1,725	19,582	0	0	0	0

(1)

The value of unexercised in-the-money options equals the difference between the option exercise price and the closing price of the Common Stock at fiscal year end, multiplied by the number of shares underlying the options. The closing price of the Common Stock on January 29, 2006 was $25.59.

Employee Stock Option Plan

In May 1993, the Company adopted the Duckwall-ALCO Stores, Inc. Incentive Stock Option Plan (the “1993 Plan”) to encourage key employees of the Company to participate in the ownership of the Company and promote the success of the business of the Company. The stockholders approved this plan at the 1993 Annual Meeting of Stockholders. The 1993 Plan was amended in 1997 and 1998. There were 650,000 shares of Common Stock authorized for issuance upon exercise of options under the 1993 Plan. Of the 650,000 shares of Common Stock available under the 1993 Plan, 23,238 shares were subject to options as of March 31, 2006. The 1993 Plan expired on May 18, 2003, but the shares subject to option can be exercised until their respective expiration dates, the latest of which is March 20, 2007.

In May 2003, the Company adopted the 2003 Duckwall-ALCO Stores, Inc. Incentive Stock Option Plan (the “2003 Plan”). The stockholders approved this plan at the 2003 Annual Meeting of Stockholders. There were 500,000 shares of Common stock authorized for issuance upon exercise of options under the 2003 Plan. A total of 110,000 of these shares were subject to options as of March 31, 2006.

The 1993 Plan and the 2003 Plan are administered by the Compensation Committee of the Board of Directors who are appointed by the Board. The Chief Executive Officer provides recommendations to the Compensation Committee as to who might receive grants under the plans. The Compensation Committee, in its sole discretion, selects the employees to receive options based on the employee’s past material contributions to the successful performance of the Company or the expectation that the employee will make material contributions in the future.

Each outstanding option permits the holder to purchase shares of the Common Stock at a price equal to the fair market value of the stock at the time of the grant. Thus, the options gain value only to the extent the stock price exceeds the option price. The number of shares and option price covered by outstanding options may be adjusted in the event of any stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares of Common Stock.

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The fair market value for each option is the mean between the high and low sales prices, if any, on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date of the grant of the option. If no sales occurred on the grant date, the fair market value is the weighted average of the means between the highest and lowest sales on the nearest trading date before and after the date of grant. Only key employees of the Company were eligible to receive options.

Employment Contracts

On March 15, 2005, the Company entered into a memorandum of understanding with Bruce C. Dale under which Mr. Dale become the Company’s President and Chief Executive Officer on March 28, 2005. The Company and Mr. Dale entered into an employment agreement on August 1, 2005 which incorporated the terms of the memorandum. Pursuant to this agreement, Mr. Dale will receive a base salary of $325,000 along with other benefits currently provided to other executives of the Company. Mr. Dale received options to purchase 100,000 shares of the Company’s common stock under the Company’s 2003 Incentive Stock Option Plan. The Company also will pay Mr. Dale up to $66,000 as reimbursement of real estate commissions incurred by Mr. Dale in connection with the sale of his house in Bloomfield, Michigan. The employment agreement provides for a two-year employment term, and includes a mutually agreeable bonus plan for Mr. Dale. On August 23, 2005, Mr. Dale’s employment agreement with the Company was amended to include $40,000 for the reimbursement of costs associated with his relocation.

On January 5, 2006, the Company entered into employment agreements with Messrs. Schoenbeck, Canfield, Gawin, and Swartz, all executive officers of the Company. The respective positions and base salaries of each named executive officer as provided in such employment agreements (as adjusted by the Company in March, 2006) are as follows:

Officer	Position	Base Salary
Bruce C. Dale	President and Chief Executive Officer	$325,000
James E. Schoenbeck	Senior Vice President – Real Estate	$185,800
	and Human Resources
Tom L. Canfield, Jr	Vice President - Distribution and
	Administration	$154,500
Michael J. Gawin	Vice President – Divisional Merchandise	$137,500
	Manager – Softlines
Robert E. Swartz, Jr.	Vice President – Divisional Merchandise	$134,500
	Manager – Hardlines

The term of employment under each employment agreement for a named executive officer is one year (automatically renewed for an additional one year unless either party gives notice of its intention not to renew). The salaries payable under the employment agreements will be reviewed annually and increased at the sole discretion of the Board of Directors based on the recommendation of the Compensation Committee.

If the Company terminates an employment agreement for cause or an employee terminates without good reason, neither the Company nor the employee has any further obligations to the other. If the Company terminates an employee without cause or the employee terminates for good reason, the Company is obligated to pay the employee his salary for the remainder of the term of the employment agreement in the same intervals at which he was previously receiving such salary.

If, within one year after a Change of Control, the Company terminates an employment agreement (other than for cause or the death or disability of the employee) or an employee terminates with good reason, the Company must pay the employee a lump sum amount equal to the employee's annual salary. In the case of Mr. Schoenbeck, his employment will terminate immediately upon a change of control and he will receive a lump sum amount equal to twice his respective annual salary.

A Change in Control of the Company will be deemed to occur upon (a) a person acquiring 40% or more of the shares or voting power of the stock of the Company, (b) the hostile replacement of at least the majority of the

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Board of Directors, or (c) a merger or sale of substantially all of the assets of the Company.

Severance Agreements

On November 23, 2004, the Company announced that its Board of Directors had regretfully accepted the voluntary resignation of Glen L. Shank as the Company’s Chairman of the Board. On December 27, 2004, the Company entered into a Separation Agreement and Release (the “Agreement”) with Mr. Shank. Pursuant to this Agreement, Mr. Shank’s retirement as President became effective on March 31, 2005. On June 1, 2005, the Company began paying Mr. Shank $299,000, less appropriate payroll deductions, in twelve monthly payments. Following Mr. Shank’s retirement the Company will continue to provide Mr. Shank and his spouse with the health care insurance coverage that is currently provided to the Company’s employees until the earlier of Mr. Shank’s death or the date on which he turns sixty-five years of age. In consideration for these payments and benefits, Mr. Shank released the Company from any potential claims he may have against the Company, including any employment related claims.

_________________

Notwithstanding anything to the contrary, the following Compensation Committee Report and Audit Committee Report and the Company Performance Graph set forth later in this Proxy Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report

This report has been prepared by the Compensation Committee of the Board of Directors, which during the 2006 Fiscal Year consisted of Lolan C. Mackey, Jeffrey J. Macke, and Robert L. Ring. The Committee has general responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for the Company's executive officers, including the chief executive officer's compensation. During the 2006 Fiscal Year, the Compensation Committee was composed of three independent outside directors, none of whom is an officer or employee of the Company. The President of the Company, and certain other executive officers of the Company, may attend meetings of the Compensation Committee, but are not present during discussions or deliberations regarding their own compensation. The Compensation Committee meets at least annually or more frequently as the Company's Board of Directors may request. The Compensation Committee previously engaged the services of an independent compensation consultant to assist it and has developed the following guidelines for establishing executive compensation:

Compensation Policy. The Company's executive compensation policy is premised upon three basic goals: (1) to attract and retain qualified individuals who provide the skills and leadership necessary to enable the Company to achieve both its short-term and long-term earnings growth and return on investment objectives; (2) to create incentives to achieve Company and individual performance objectives through the use of performance-based compensation programs; and (3) to link executive pay to corporate performance, including share price, recognizing that there is not always a direct and short-term correlation between executive performance and share price. The Company's compensation program is reviewed annually to ensure that compensation levels and incentive opportunities are competitive and reflect the performance of the Company and the individual executive officer.

Compensation Components. The principal components of the compensation program for executive officers are base salary, annual incentive bonuses, and employee stock options. Management has been granted options in the past to provide linkage between executive pay and corporate performance and to provide incentives to continue employment with the Company. The Compensation Committee believes that the total compensation package awarded to top management is fair based upon the total compensation packages awarded to top management at comparable companies.

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Base Salary. The Compensation Committee reviews each executive officer's base salary from the previous year and, in determining whether to adjust base salary levels, takes into account the President’s recommendations and assessments of each executive's growth and effectiveness in the performance of his or her duties and the Company's performance. An analysis of the role played by each individual executive in generating the Company's performance included a consideration of the executive's specific responsibilities, contributions to the Company's business, and length of service.

Bonus. Executive officers are eligible for a merit bonus as determined by the Compensation Committee based on the recommendations of the President, or a bonus under the Annual Incentive Bonus Plan if the Company meets certain targets. No bonuses were paid to executive officers for Fiscal 2006.

In addition, certain other employees of the Company who, in the discretion of the President, are considered to be in a position to significantly influence the Company's results or operations and level of profits are eligible to receive annual bonus awards. Annual bonus opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate employees to achieve these goals. The selection of the persons eligible to participate in the bonus program is necessarily subjective in nature and is made after taking into account management's assessment of each person's level of responsibility. The company establishes a bonus target at the beginning of each year which is included in the Company's operating budget for that year. The size of the bonus target, the persons who are eligible to receive bonuses, the targets established for bonus participants and the amount of bonus payments can vary from year to year and are subject to the discretion of the Compensation Committee and management.

Stock Options. The Company's policy is to retain qualified individuals to enable the Company to achieve both short-term and long-term earnings growth. Accordingly, it is important that there be a long-term component of the compensation policy. The Company has a 2003 Incentive Stock Option Plan, which was approved by the Stockholders in May 2003, replacing the 1993 Incentive Stock Option Plan, as amended in 1997 and 1999, which provides the vehicle for addressing long-term rewards. This Plan authorizes the issuance of up to 500,000 shares. The Compensation Committee administers the Plan. Based on recommendations of the President to the Compensation Committee, the Committee may grant the options at any time. The options permit the holder to purchase shares of the Company's stock at a price equal to the fair market value of the stock at the time of the grant. Thus, the options gain value only to the extent the stock price exceeds the option price. To date, all of the options that have been granted become exercisable in equal amounts over a four-year period beginning one year subsequent to the grant date. Stock options were granted to one named executive officer during the 2006 Fiscal Year. Mr. Dale received a stock option grant of 100,000 shares on March 28, 2005, pursuant to the memorandum of understanding under which he became the Company’s President and Chief Executive Officer.

The Company has no policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended, which precludes a deduction by any publicly-held corporation for certain compensation paid to any covered employee to the extent that the compensation for the taxable year exceeds $1,000,000.

Compensation Committee Members:	Robert L. Ring
Lolan C. Mackey
Jeffrey J. Macke

Audit Committee Report

The Audit Committee, which is composed of independent Directors and has the principal responsibilities described on page 5 of this proxy statement, has furnished the following report:

1.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended January 29, 2006 with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by

11

Statement on Auditing Standards No. 61 (SAS 61-Communication with Audit Committees), as amended, which relates to the accountants’ judgment about the quality of the Company’s accounting principles, judgments and estimates, as applied in its financial reporting.

2.

The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), that relates to the accountants’ independence from the Company and its subsidiaries and has discussed with the independent public accountants their independence.

3.

The Audit Committee met with management periodically during fiscal 2006 to consider the adequacy of the Company’s internal controls and discussed these matters with the Company’s independent accountants. The Audit Committee also discussed with senior management the Company’s disclosure controls and procedures and the certifications by the Company’s Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission (“SEC”) for certain of the Company’s filings with the SEC. The Audit Committee met privately with the independent accountants and other members of management, each of whom has unrestricted access to the Audit Committee.

4.

The Audit Committee has considered whether other non-audit services provided by the independent accountants to the Company is compatible with maintaining the auditor's independence and has discussed with KPMG LLP the independence of that firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 29, 2006 for filing with the SEC.

Audit Committee Members:	Dennis A. Mullin
Jeffrey J. Macke
Warren H. Gfeller
Dennis E. Logue

Compensation Committee Interlocks and Related Party Transactions

The members of the Compensation Committee during the 2006 Fiscal Year were Messrs. Mackey, Macke and Ring. No current or former member of the Compensation Committee is now or was at any time during the past year an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure except as set forth below.

The Chairman of the Company’s Audit Committee and a member of the Company’s Board of Directors, Dennis A. Mullin is the President and Chief Executive Officer of Steel & Pipe Supply Co., Inc., which owns one store leased to the Company. Mr. Mullin is also Chairman of MBI, Inc., which owns one store leased to the Company. Mr. Mullin is a partner in DAB #1, which owns one store leased to the Company. Mr. Mullin is also a co-trustee and/or co-executor of three trusts or estates which own stores leased to the Company. During the 2006 Fiscal Year, the Company paid fixed rentals aggregating approximately $644,981 and percentage rentals aggregating approximately $34,652 to these entities. Rental revenues paid to each entity are less than the greater of $200,000 or 5% of gross revenue of the Company and of these entities. The Company also pays the taxes, insurance and maintenance on the stores leased from these entities. Each of the store leases has a remaining term of more than three years. Mr. Mullin did not receive any compensatory, advisory or consulting fees from the Company and other than his position as a director and Audit Committee member is not otherwise “affiliated” with the Company. The Board of Directors of the Company has reviewed the above transactions and has determined they do not result in a relationship with the Company which would interfere with Mr. Mullin’s ability to exercise independent judgment as a member of the Board of Directors or the Audit Committee.

Bruce C. Dale, James E. Schoenbeck, and Tom L. Canfield, Jr. are three of the six members of the administrative committee of the Duckwall-ALCO Stores, Inc. Retirement Plan and Trust (the “Retirement Plan”). As of March 1, 2006, the plan did not own any shares of Common Stock of the Company.

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Company Performance

The following graph compares the cumulative total return of the Company, the Nasdaq Stock Market Index, and the Nasdaq Retail Trade Stocks Index (assuming dividends reinvested at the end of each subsequent fiscal year). The graph assumes $100 was invested on January 31, 2001 in Duckwall-ALCO Stores, Inc. Common Stock, the Nasdaq Stock Market Index, and the Nasdaq Retail Trade Stocks Index.

	Period Ending at Fiscal Year End
Index	2001	2002	2003	2004	2005	2006
Duckwall-ALCO Stores, Inc.	100.00	178.60	156.73	244.57	305.31	417.80
Nasdaq Composite Index	100.00	70.21	48.38	75.30	75.45	84.86
Nasdaq Retail Stock Index	100.00	117.80	94.69	138.82	167.95	179.66

Based upon the data reflected in the table, a $100 investment in the Company's Common Stock would have a total return value of $417.80 at January 29, 2006, as compared to $84.96 for the Composite Nasdaq Index and $179.66 for the Nasdaq Retail Stock Index.

There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company does not make or endorse any predictions as to future stock performance.

13

OWNERSHIP OF DUCKWALL COMMON STOCK

The following table sets forth certain information as of March 31, 2006 (as of April 15, 2004 for Kansas Public Employees Retirement System, February 3, 2006 for Heartland Advisors, Inc., February 7, 2006 for Dimensional Fund Advisors, Inc., February 7, 2006 for Franklin Resources, Inc., January 12, 2006 for Strongbow Capital, Ltd., April 15, 2005 for Glen L. Shank and December 22, 2005 for Richard A. Mansfield) regarding the beneficial ownership of Duckwall Common Stock by each person known to the Board of Directors to own beneficially 5% or more of the Company's Common Stock, by each director or nominee of the Company, by each executive officer named in the Summary Compensation Table and by all directors, nominees and the named executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, nominees, officers or 5% or more stockholders, as the case may be, or by documents filed with the Securities and Exchange Commission. Unless otherwise indicated, the named beneficial owner has sole voting and investment power over the shares listed.

	Amount and Nature of	Percentage of
Name	Beneficial Ownership	Shares Outstandng

Bruce C. Dale (1) (2)	7,000	*
Glen L. Shank (3)	41,163	1.09
James E. Schoenbeck (1) (4)	14,000	*
Richard A. Mansfield (5)	0	*
Tom L. Canfield, Jr. (1) (6)	9,255	*
Michael J. Gawin (1) (7)	500	*
Robert E. Swartz, Jr. (1) (8)	1,000	*
Lolan C. Mackey (9)	0	*
Jeffrey J. Macke (10)	47,300	1.25
Dennis A. Mullin (11)	64,167	1.69
Warren H. Gfeller (12)	2,178	*
Robert L. Ring (13)	3,000	*
Dennis E. Logue (14)	500	*
Strongbow Capital Management, Ltd.(15)	543,517	14.34
Heartland Advisors, Inc. (16)	400,000	10.56
Kansas Public Employees Retirement System (17)	350,300	9.25
Dimensional Fund Advisors, Inc. (18)	352,553	9.30
Franklin Resources, Inc. (19)	330,000	8.71
All directors and officers as a group (13 in group)	190,063	5.02

*	Less than one percent.

(1)	The address for this person is 401 Cottage Street, Abilene, KS 67410-2832.

(2)	Mr. Dale owns options to purchase 100,000 shares of Common Stock. Of those options, 25,000 are currently exercisable.

(3)	The address for Mr. Shank is 115 Highland, Abilene, KS 67410. Mr. Shank owns options to purchase 1,650 shares of Common Stock, all of which are currently exercisable.

(4)	Mr. Schoenbeck owns options to purchase 4,500 shares of Common Stock, all of which are currently exercisable.

(5)	The address for Mr. Mansfield is 8432 High Drive, Leawood, KS 66206.

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(6)	Mr. Canfield owns options to purchase 3,200 shares of Common Stock, all of which are currently exercisable.

(7)	Mr. Gawin owns options to purchase 250 shares of Common Stock, all of which are currently exercisable.

(8)	Mr. Swartz owns options to purchase 250 shares of Common Stock, all of which are currently exercisable.

(9)	The address for Mr. Mackey is Diversified Retail Solutions LLP, 1913 N. Walton Blvd., Bentonville, AR 72712.

(10)

Based on the Schedule 13D/A No. 3 filed on April 13, 2005, Mr. Macke beneficially owns 47,300 shares of Common Stock, including 2,500 shares of Common Stock owned by his wife, Anne Macke. The address for Mr. Macke is 98 Main Street #606, Tiburon, CA 94920.

(11)

Dennis A. Mullin owns 4,000 shares of Common Stock and is the President and Chief Executive Officer of Steel & Pipe Supply Co., Inc., which owns 52,787 shares of Common Stock. The address of Steel & Pipe Supply Co., Inc., is 555 Poyntz, Manhattan, KS 66502. Mr. Mullin is also an executive officer of Business Building, Inc., which own 840 shares of Common Stock and of MBI, Inc., which owns 5,840 shares of Common Stock. Mr. Mullin is the co-trustee of a trust that owns 700 shares of Common Stock. The address for Mr. Mullin is 555 Poyntz, Manhattan, KS 66502.

(12)	The address for Mr. Gfeller is 5428 Payne Ct., Shawnee, KS 66226.

(13)	The address for Mr. Ring is 2345 Harbor Light Court, Wichita, KS 67204.

(14)	The address for Mr. Logue is 116 Shaker Blvd, Enfield, NH 03748.

(15)	The address of Strongbow Capital, Ltd. is Ogier Fiduciary Services (Cayman) Limited, Queensgate House, South Church Street, Cayman Islands, British West Indies.

(16)	The address of Heartland Advisors, Inc. is 790 North Milwaukee Street, Milwaukee, WI 53202.

(17)	The address of Kansas Public Employees Retirement System (“KPERS”) is 611 S. Kansas Avenue, Suite 200, Topeka KS 66603.

(18)	The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(19)	The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403.

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PROPOSAL 2

DUCKWALL-ALCO STORES, INC. NON-QUALIFIED STOCK OPTION PLAN FOR NON-MANAGEMENT DIRECTORS

Overview

On December 1, 2005, the Board of Directors of the Company approved the Duckwall-ALCO Stores, Inc. Non-Qualified Stock Option Plan for Non-Management Directors (the “Plan”), subject to stockholder approval.

If the stockholders approve the Plan, it will be effective as of May 23, 2006. If elected, each of the non-management nominees for director disclosed in this Proxy Statement will be eligible to receive grants of stock options if the Plan is approved by the stockholders.

The following description of the Plan is a summary and does not purport to be fully descriptive. The summary is subject, in all respects, to the terms of the Plan, which is attached as Appendix A to this proxy statement.

1. Purpose of Plan. The purpose of the Plan is to aid the Company in competing with other companies for the services of new Directors, to induce Directors to remain as Directors, to focus Directors on the long-term Company objectives, to reward and recognize Directors for their contributions to the success of the Company and to motivate Directors to acquire an interest in the Company.

2. Effectiveness of Plan. The “Effective Date” of the Plan shall be the date of approval by the holders of a majority of the shares of Stock entitled to vote represented in person or by proxy at a meeting duly called after the adoption of the Plan by the Board.

3. Administration. This Plan will be administered by the Compensation Committee. The Compensation Committee will construe, interpret and administer the Plan, and may adopt rules and regulations for carrying out the Plan as it determines. In addition, under the Plan, the Compensation Committee will:

•

select directors, who have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company, to receive stock option awards,

•	determine the number of shares of Common Stock subject to each stock option,
•	determine when stock options will be granted.

The interpretation and construction of the Plan by the Compensation Committee shall be final, conclusive and binding upon all persons.

4. Eligibility. All members of the Board, who are not otherwise officers or employees of the Company, shall be eligible to participate in the Plan on the Effective Date.

5. Shares subject to the Plan. Subject to changes in capitalization as discussed below, no more than 120,000 shares of Common Stock may be issued under the Plan.

6. Stock Option Agreement. The Company and each director receiving an award under the Plan shall sign a stock option agreement containing terms consistent with the Plan and including other provisions as approved by the Compensation Committee.

7. Grant Date. The stock options grant date is deemed to be the date on which the grant was authorized by the Compensation Committee.

8. Stock Option Price. The stock option price will be the fair market value of the Common Stock on the grant date. The fair market value is, (i) for any period during which the Common Stock shall not be listed on a national

16

securities exchange, but when prices for the Common Stock shall be reported by the National Market of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the Over-the-Counter Bulletin Board Market (“OTCBB”), the last transaction price per share as quoted by the National Market of NASDAQ or the OTCBB, (ii) for any period during which the Commons Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market of NASDAQ or the OTCBB, but when prices for the Common Stock shall be reported by NASDAQ, the closing bid as reported by NASDAQ, (iii) for any period during which the Common Stock shall be listed for trading on a national securities exchange, the closing price per share of Common Stock on such exchange as of the close of such trading day, or (iv) the market price per share of Common Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii), or (iii) above shall be applicable. If the Fair Market Value it to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

9. Vesting. All stock options granted under the Plan will become vested in accordance with the following: (i) none until the expiration of one year from the granting date (the rating period), (ii) twenty-five percent (25%) of all shares after one (1) year from the granting date, (iii) fifty percent (50%) of all shares after two (2) years from the granting date, (iv) seventy-five percent (75%) of all shares after three (3) years from the granting date and (v) one hundred percent (100%) of all shares after four years from the granting date. Notwithstanding the foregoing provisions, options granted under the Plan will become 100% vested and exerciseable in the event of the participant's death, disability, or Change in Control, except to the extent that the exerciseability of any such option would result in an "excess parachute payment" within the meaning of Section 280G of the Code (as defined in the Plan).

10. Period. Stock options shall expire no later than five (5) years from the grant date. If the Company is not the survivor or buyer in any sale of all or substantially all of its assets or any merger, consolidation, or reorganization, outstanding stock options may be assumed (with appropriate changes) by the survivor or buyer or replaces with new stock options of comparable value. If the Company liquidates or dissolves or the survivor or buyer does not assume or replace outstanding stock options, the Compensation Committee may allow stock optionee to exercise some or all of any outstanding stock options, between one (1) and 30 days immediately prior to the merger, consolidation, reorganization, acquisition, liquidation or dissolution. If a “Change in Control” (as defined in the Plan) occurs the Compensation Committee may accelerate the vesting schedule of the Plan stock options.

11. Payment. Stock options may be exercised by the payment of cash or other shares of Common Stock. The Compensation Committee may also permit a holder to pay the stock option price through a third party cashless exercise, as long as sufficient portion of the sale proceeds are remitted to the Company to pay the exercise price and any tax withholding resulting from the exercise.

12. Non-transferability. Stock Options may not be transferred or assigned other than by will or the laws of descent and distribution and, during the employee’s lifetime, may not be exercised by anyone other that the employee.

13. Adjustment upon Changes in Capitalization. In the event of stock dividends, spin offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalization, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events, the number of shares of Common Stock that may be issued under the Plan, as well as the number or type of shares or other property subject to outstanding Options and the applicable option or purchase price per share, shall be adjusted appropriately by the Compensation Committee, as determined in its sole discretion.

14. Amendment and Termination of the Plan. No option may be granted under the Plan on or after the tenth anniversary of the Plan’s Effective Date. The Board of Directors may amend, modify or terminate the Plan without shareholder approval, unless

•	shareholder approval is required by law,
•	to increase the maximum number of shares of Common Stock authorized to be issued under the Plan,
•	to change the class of individual eligible to receive grants,
•	to extend the period during which the stock options may be granted or exercised,

17

•	to change the provisions with respect to the determination of the stock option price, other than to change the manner of determining the fair market value of shares of Common Stock to conform with any then applicable provisions of the Internal Revenue Code ore the regulations issued thereunder or,
•	to adversely affect the rights of any stock optionee under any then outstanding stock option.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of the Board's Audit Committee, has selected the independent certified public accounting firm of KPMG LLP as Duckwall's independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending January 28, 2007. Stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Board's decision in this regard.

KPMG LLP has served as the Company's independent accountants since 1969. A representative of KPMG LLP is expected to be present at the Annual Meeting. If present, such representative will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended January 29, 2006 and January 30, 2005, and fees billed for other services rendered by KPMG LLP.

	2006	2005
Audit fees	$610,528	$129,500
Audit related fees (1)	0	6,354
Audit and audit-related fees	610,528	135,854
Tax fees (2)	0	1,262
All other fees (3)	15,930	0
Total fees	$626,458	$137,116

(1) Audit-related fees consist of fees for consultation with respect to documentation of internal controls over financial reporting and the requirements of PCAOB Auditing Standards No. 2.
(2) Tax fees consist of consultation with respect to IRS exam.
(3) All other fees consist of consultation regarding possible accounting changes.

The Audit Committee selected KPMG LLP to serve as the Company's independent accountants, after considering KPMG LLP's independence and effectiveness. The Audit Committee pre-approves all audit and non-audit services to be performed by KPMG LLP and the fees and other compensation to be paid to KPMG LLP by reviewing and approving the overall nature and scope of the audit process, reviewing and approving any requests for non-audit services and receiving and reviewing all reports and recommendations of KPMG LLP. One hundred percent (100%) of the non-audit services provided by KPMG LLP were pre-approved by the Audit Committee.

Submission of the selection of the independent accountants to the stockholders for ratification will not limit the authority of the Board of Directors to appoint another independent certified public accounting firm to serve as independent accountants if the present accountants resign or their engagement otherwise is terminated.

The Board of Directors recommends that you vote for ratification and approval of the selection of KPMG LLP.

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16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires Duckwall's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in Duckwall Common Stock and other equity securities. Securities and Exchange Commission regulations require directors, executive officers, and greater than 10% stockholders to furnish Duckwall with copies of all Section 16(a) reports they file, except James E. Schoenbeck failed to timely report his acquisition of 3,500 and 4,000 shares on October 24, 2005 and November 18, 2005, respectively.

To Duckwall's knowledge, based solely upon review of the copies of such reports furnished to Duckwall and written representations that no other reports were required, during the 2006 Fiscal Year all Section 16(a) filing requirements applicable to its directors, executive officers, and greater than 10% stockholders were complied with.

CODE OF ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics for Directors and Senior Officers (including the Company’s President, Chief Financial Officer and Controller (the “Senior Financial Officers”)) and a Code of Business Conduct and Ethics for Associates that applies to all employees. These codes are available on the Company’s website at http://www.duckwall.com/corporate_governance.htm. The Company intends to disclose any amendment to or waiver from the code applicable to any Senior Financial Officer on a Form 8-K or on its website.

OTHER BUSINESS OF THE MEETING

The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

ANNUAL REPORT

This Proxy Statement is accompanied by the Company's 2006 Annual Report including financial statements for the year ended January 29, 2006. Upon written request to the Corporate Secretary of the Company at 401 Cottage Street, Abilene, Kansas 67410-2832, by any stockholder whose proxy is solicited hereby, the Company will furnish a copy of its 2006 annual report on Form 10-K, together with financial statements and schedules thereto, without charge to the requesting stockholder.

COMMUNICATIONS FROM SHAREHOLDERS

Although the Company does not have a formal policy concerning shareholders communicating with the Board or individual directors, shareholders may send communications to the Board at the Company’s business address at Duckwall-Alco Stores, Inc., 401 Cottage Street, Abilene, Kansas, 67410-2832, attention Office of the Secretary.

Upon receipt of a communication for the Board or an individual director, the Secretary will promptly forward any such communication to all the members of the Board or the individual director, as appropriate. If a communication to an individual director deals with a matter regarding the Company, the Secretary or appropriate officer will forward the communication to the entire Board, as well as the individual director.

Although neither the Board nor a specific director is required to respond to a shareholder communication, responses will generally be provided, subject to the following procedures and limitations. To avoid selective disclosure, the Board or the individual directors may respond to a shareholder's communication only if the communication involves information which is not material or which is already public. In which case, the Board, as a whole, or the individual director may respond, if at all:

19

a.	directly, following consultation with the office of the Secretary or other advisors, as the Board determines appropriate;
b.	indirectly through the office of the Secretary or other designated officer, following consultation with the Secretary or other advisors, as the Board determines appropriate;
c.	directly, without additional consultation; indirectly through the office of the Secretary or other designated officer, without additional consultation; or
d.	pursuant to such other means as the Board determines appropriate from time to time.

If the communication involves material non-public information, the Board or individual director will not provide a response to the shareholder. The Company may, however, publicly provide information responsive to such communication if (following consultation with the office of the General Counsel or other advisors, as the Board determines appropriate) the Board determines disclosure is appropriate. In which case, the responsive information will be provided in compliance with Regulation FD and other applicable laws and regulations.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

It is presently anticipated that the 2007 Annual Meeting of Stockholders will be held on May 24, 2007. Stockholder proposals intended for inclusion in the proxy statement for the 2007 Annual Meeting of Stockholders must be received at the Company's offices, located at 401 Cottage Street, Abilene, Kansas, 67410-2832, within a reasonable time before the solicitation with respect to the meeting is made, but in no event later than December 30, 2006. Proxies solicited in connection with the 2007 Annual Meeting of Stockholders shall confer discretionary voting authority on the appointed proxyholders to vote on certain stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies the Company by March 15, 2007 that such proposal will be made at the meeting. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary of Duckwall.

By Order of the Board of Directors

/s/ Charles E. Bogan
Charles E. Bogan
Secretary

April 28, 2006

Abilene, Kansas

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APPENDIX A

DUCKWALL ALCO STORES, INC.

NON-QUALIFIED

STOCK OPTION PLAN

FOR NON-MANAGEMENT DIRECTORS

DUCKWALL ALCO STORES, INC.

NON-QUALIFIED STOCK OPTION PLAN FOR DIRECTORS

TABLE OF CONTENTS

Article I. Establishment, Purpose and Effective Date of Plan..........................................	1
1.1 Establishment.............................................................................	1
1.2 Purpose....................................................................................	1
1.3 Effective Date.............................................................................	1
Article II. Definitions.........................................................................................	1
2.1 Definitions.................................................................................	1
Article III. Eligibility and Participation....................................................................	2
Article IV. Administration...................................................................................	3
Article V. Stock Subject to Plan............................................................................	3
5.1 Number....................................................................................	3
5.2 Unused Stock.............................................................................	3
5.3 Adjustment in Capitalization............................................................	3
Article VI. Duration of Plan.................................................................................	3
Article VII. Terms of Options...............................................................................	3
7.1 Grant of Options..........................................................................	3
7.2 Stock Option Agreement................................................................	4
7.3 Exercise Price.............................................................................	4
7.4 Duration of Options......................................................................	4
7.5 Vesting of Options.......................................................................	4
7.6 Nontransferability of Options..........................................................	4
7.7 Restriction on Stock Transferability...................................................	4
7.8 Exercise of Options......................................................................	5
7.9 Purchase for Investment.................................................................	5
Article VIII. Cessation As Direction.......................................................................	6
Article IX. Amendment, Modification and Termination of Plan.......................................	6
Article X. Tax Withholding.................................................................................	6
Article XI. Unfunded Plan...................................................................................	6
Article XII. No Right To Remain A Director.............................................................	6
Article XIII. Requirement of Law...........................................................................	6
13.1 Requirement of Law.....................................................................	6
13.2 Governing Law...........................................................................	6

i

DUCKWALL ALCO STORES, INC.

NON-QUALIFIED STOCK OPTION PLAN FOR NON-MANAGEMENT DIRECTORS

Article I.

Establishment, Purpose and Effective Date of Plan

1.1	Establishment.

Duckwall ALCO Stores, Inc., a Kansas corporation, hereby establishes a stock option plan for members of its Board of Directors, which shall be known as the Duckwall ALCO Stores, Inc. Non-Qualified Stock Option Plan for Non-Management Directors (the "Plan").

1.2	Purpose.

The purpose of the Plan is to aid the Company in competing with other companies for the services of new Directors, to induce Directors to remain as Directors, to focus Directors on the long-term Company objectives, to reward and recognize Directors for their contributions to the success of the Company and to motivate Directors to acquire an interest in the Company.

1.3	Effective Date.

The "Effective Date" of the Plan shall be the date of approval by the holders of a majority of the shares of Stock entitled to vote represented in person or by proxy at a meeting duly called after the adoption of the Plan by the Board.

Article II.

Definitions

2.1	Definitions.

Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

a.	"Annual Options" means options granted on an ongoing annual basis.

b.             "Beneficiary" means the person or persons designated by a Participant to exercise an Option in the event of the Participant's death while employed by, or as a Director of, the Company, or in the absence of such designation, the legal representative of the Participant's estate.

c.              "Board" or "Directors" means the non-management members of the Board of Directors of the Company.

d.             A "Change in Control" shall be as defined in the Incentive Stock Option Plan of 2003, as may be amended.

e.	"Code" means the Internal Revenue Code of 1986, as amended.
f.	"Committee" means the Compensation Committee of the Board.
g.	"Company" means Duckwall ALCO Stores, Inc., a Kansas corporation.

h.              "Disability" means the inability of an individual to fulfill his responsibilities as a Director as a result of mental or physical incapacity.

i.	"Effective Date" means the date the Plan is approved by the stockholders.

j.               "Exercise Price" means, with respect to any Option, a value as specified in Section 7.3, determined as of the date of grant of such Option.

k.              "Fair Market Value" means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the Over-the-Counter Bulletin Board Market ("OTCBB"), the last transaction price per share as quoted by the National Market of NASDAQ or the OTCBB, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market of NASDAQ or the OTCBB, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day, or (iv) the market price per share of Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii), or (iii) above shall be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

l.               "Initial Options" means Options granted to Directors on the Option Date following the Effective Date or in the initial year that an individual becomes a Director.

m.             "Non-Qualified Stock Option" means a Stock Option, other than an Option qualifying as an Incentive Stock Option, as defined in Code Section 422.

n.             "Option" means the contractual right granted to a Participant to purchase a share of Stock under the Plan at a stated price for a specified period of time.

o.             "Option Date" means the date or dates established by the Committee after the approval of the Plan by the stockholders.

p.	"Participant" means a Director who has been granted Options under the Plan.

q.             "Service" means the period of time that an individual serves as a member of the Board and includes any service prior to the adoption of the Plan as well as service as a consultant to the Board prior to election to the Board.

r.	"Stock" means the Company's Common Stock.

s.              "Stock Option Agreement" means an agreement between the Participant and the Company evidencing the grant and terms of an Option.

t.              "Vested" means that an Option is nonforfeitable and exercisable with regard to a designated number of shares of Stock as specified in Section 7.5.

Article III.

Eligibility and Participation

All members of the Board, who are not otherwise officers or employees of the Company, shall be eligible to participate in the Plan on the Effective Date.

Article IV.

Administration

The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be uniformly applied and shall be final, binding and conclusive for all purposes and upon all persons.

Article V.

Stock Subject To Plan

5.1	Number.

Subject to adjustment as provided by Section 5.3, the total number of shares of Stock reserved for Options and subject to issuance under the Plan may not exceed one hundred twenty thousand (120,000) shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

5.2	Unused Stock.

In the event any shares of Stock are subject to an Option which, for any reason, expires or is terminated unexercised as to such shares, such shares again shall become available for issuance under the Plan.

5.3	Adjustment in Capitalization.

In the event of stock dividends, spin offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events, the number of shares of Stock that may be issued under the Plan, as well as the number or type of shares or other property subject to outstanding Options and the applicable option or purchase price per share, shall be adjusted appropriately by the Committee, as determined in its sole discretion.

Article VI.

Duration of Plan

The Plan shall remain in effect, subject to the Board's right to terminate the Plan pursuant to Article IX, until all Stock subject to it has been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth anniversary of the Plan's Effective Date.

Article VII.

Terms of Options

7.1	Grant of Options.

a.              All eligible Directors will receive zero (0) to twenty thousand (20,000) Annual Options on each Option Date commencing with the Option Date following the Option Date on which Initial Options were granted. Specific grants will be based upon the performance of the Company, creation of shareholder value, and the performance of each Director.

b.             All options granted under the Plan will be Non-Qualified Stock Options.

7.2	Stock Option Agreement.

Each Option shall be evidenced by a Stock Option Agreement that shall specify that the Options are Non-Qualified Stock Options, the Exercise Price, the duration of the Options, the number of shares of Stock to which the Option pertains, the events by which the Options become Vested, and such other provisions as the Committee shall determine.

7.3	Exercise Price.

All Options granted under the Plan will be granted at a price equal to the Fair Market Value as of the Option Date applicable to that Option.

7.4	Duration of Options.

Each Option shall expire at such time as the Committee shall determine at the time it is granted, provided, however, that no Option shall be exercisable on or after five (5) years following the date of grant.

7.5	Vesting of Options.
	a.	All Options granted under the Plan will become Vested in accordance with the following:
		i)	None until the expiration of one year from the granting date (the rating period);
		ii)	Twenty-five percent (25%) of all shares after one (1) year from the granting date;
		iii)	Fifty percent (50%) of all shares after two (2) years from the granting date;

iv)      Seventy-five percent (75%) of all shares after three (3) years from the granting date; and

v)             One hundred percent (100%) of all shares after four years from the granting date. This Option shall expire five (5) years after the granting date. To the extent the optionee does not purchase all or part of the shares of common stock to which optionee is entitled, the Option shall expire as to such unpurchased shares.

b.             Notwithstanding the provisions of Subsection (a) above, Options granted under the Plan will become 100% Vested and exerciseable in the event of the Participant's death, Disability, or Change in Control, except to the extent that the exerciseability of any such Option would result in an "excess parachute payment" within the meaning of Section 280G of the Code.

7.6	Nontransferability of Options.

No Option granted under the Plan, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, Options may be exercised only by the Participant.

7.7	Restriction on Stock Transferability.

The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed, under any blue sky or state securities laws applicable to such shares and under any buy/sell agreements entered into by the existing shareholders.  It is anticipated that prior to the time of the first exercise of an Option, the Company will file a form S-8 with the Securities and

Exchange Commission and restrictions may not be necessary.

7.8	Exercise of Options.

A Participant shall exercise a Vested Option by written notice to the Committee specifying the number of shares of Stock to be purchased. The Exercise Price of any Vested Option shall be payable to the Company in full at the time of the exercise of the Option in a manner as is specified in the Stock Agreement.

7.9	Purchase for Investment.

At the time of any exercise of any Option, the Committee may, if it shall deem it necessary for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of Stock that the Participant represent in writing to the Company that it is his intention to acquire the Stock for investment only and not for resale. In the event such a representation is required and made, no Stock shall be issued to the Participant unless and until the Company is satisfied with the validity of such representation. Certificates for Stock as to which such representation is required and made may, in the discretion of the Board, be endorsed with a legend noting such representations.

Article VIII.

Cessation As Director

In the event the Participant shall cease to be a Director of the Company for any reason, except following an event enumerated in Section 7.5(b), any outstanding Vested Options may be exercised for a period of twelve (12) months following such cessation as a Director (or the expiration date of the Option, if shorter). The Participant may exercise any such Options as were exercisable at the date of cessation as a Director, and no more.

In the event the Participant shall cease to be a Director of the Company following an event enumerated in Section 7.5(b), except death, any outstanding Options may be exercised until the expiration date of the Option. The Participant may exercise only such options as were exercisable at the date of the cessation as a director, and no more.

If the Participant dies before his service as a Director ceases, the Participant's Beneficiary may, within the twelve (12) month period following death (or the expiration date of the Options, if shorter), exercise the Options on the Participant's behalf.

Article IX.

Amendment, Modification and Termination of Plan

The full Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without the approval of the holders of a majority of the shares of Stock entitled to vote represented in person or by proxy at a meeting duly called may:

a.              Increase the total amount of Stock which may be issued under the Plan, except as provided in Sections 5.1 and 5.3 of the Plan.

b.	Change the class of individuals eligible to receive Options.

c.              Change the provisions of the Plan regarding the Exercise Price except as permitted by Section 5.3.

d.	Materially increase the cost of the Plan or materially increase the benefits to Participants.
e.	Extend the period during which Options may be granted.

f.              Extend the maximum period after the date of grant during which Options may be exercised.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option granted under the Plan without the consent of the Participant.

Article X.

Tax Withholding

Whenever shares of Stock are to be issued under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local tax withholding requirements. The Company may also withhold from delivery to the recipient a number of shares, the Fair Market Value of which is sufficient to satisfy federal, state and local withholding requirements.

Article XI.

Unfunded Plan

The Plan shall be unfunded. The Company shall not be required to segregate any assets that may be represented by Options. The Company shall not be deemed to be a trustee of any amounts to be paid under any Option. Any liability of the Company to pay any Participant with respect to an Option shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company.

Article XII.

No Right To Remain A Director

The grant of an Option shall not create any right in any person to remain as a Director of the Company.

Article XIII.

Requirement of Law

13.1	Requirement of Law.

The granting of Options and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.2	Governing Law.

The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Kansas except to the extent superseded by federal law.

APPENDIX B

DEFINITIVE COPY

FORM OF PROXY

DUCKWALL-ALCO STORES, INC.

ANNUAL MEETING MAY 23, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Duckwall-ALCO Stores, Inc., a Kansas Corporation, appoints Mr. Bruce C. Dale and Mr. Charles E. Bogan or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned with full power of substitution to vote all of the shares which the undersigned is entitled to vote at the annual meeting of the stockholders to be held at the offices of the Company, 401 Cottage Avenue, Abilene, Kansas, on May 23, 2006 at 10:00 A.M. CDT and at any adjournment thereof, with all the power the undersigned would possess if personally present, as follows:

1. Election of Directors:

☐	FOR ALL NOMINEES LISTED BELOW (Except as marked to the contrary below)

Warren H. Gfeller Dennis A. Mullin Lolan C. Mackey Jeffrey Macke Robert L. Ring Dennis E. Logue

☐	WITHHOLD AUTHORITY (to vote for all nominees listed below)
Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name in this space.

2.	For the approval of the Duckwall-ALCO Stores, Inc. Non-Qualified Stock Option Plan for Non-Management Directos	FOR	AGAINST	ABSTAIN

		☐	☐	☐

3.	Ratification of KPMG LLP as independent accountants for the Company.	☐	☐	☐

THIS PROXY WILL BE VOTED “FOR” ALL ITEMS IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. IN THEIR DISCRETION, THE ATTORNEYS-IN-FACT ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING.

Dated ___________________________________, 2006

___________________________________________
___________________________________________
Please sign name as name appears. If signing as a
representative, please include capacity.